UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 7, 2015

Date of Report (Date of earliest event reported)

WALKER LANE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146442	26-3342907
(State or other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

102 North Curry Street, Carson City, Nevada 89703

(Address of Principal Executive Offices) (Zip Code)

(775) 461-3445

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John Key:

On May 7, 2015, John Key tendered his resignation as the Company’s president and chief executive officer.

There was no disagreement between Mr. Key on any matters related to the Company’s operations or financial accounting or disclosure matters.

A copy of this Form 8-k has been provided to Mr. Key.

Resignation of Keith Simon:

On May 11, 2015Keith Simon tendered his resignation as the Company’s chief financial officer, secretary, treasurer and director.

There was no disagreement between Mr. Simon on any matters related to the Company’s operations or financial accounting or disclosure matters.

A copy of this Form 8-k has been provided to Mr. Simon.

Appointment of Steven K. Jones as President and Chief Executive Officer:

On May 12, 2015 the Board of Directors elected Steven K. Jones to serve as the Company’s president and chief executive officer.  Mr. Jones has over 32 years experience in the mining industry.

Prior to his election as president and chief executive officer, Mr. Jones served as vice president of exploration and a member of the board of directors of the Company.  Mr. Jones will continue to serve as vice president of exploration and a board member.

Appointment of Ted Sharp as Chief Financial Officer and Director:

On May 12, 2015, the Company’s Board of Directors elected Ted Sharp to serve as the Company’s chief financial officer and member of the Board of Directors.   Mr. Sharp, a certified public accountant, has over 25 years’ experience in the financial industry.

Mr. Sharp is the President of Sharp Executive Associates, Inc., a privately held accounting firm located in Nampa, Idaho, which provides CFO services to clients. Prior to 2003, he worked for 14 years in positions of Chief Financial Officer, Managing Director of European Operations, and Corporate Controller for Key Technology, Inc., a publicly traded manufacturer of capital goods based in Walla Walla, Washington. From 1981 to 1989, Mr. Sharp worked in both public accounting and private industry. He holds a B.A. degree from Boise State University and is a Certified Public Accountant licensed in the states of Washington and Idaho.

Item 8.01     Other Events

The Company has terminated its private placement of its equity securities.   No proceeds were received from the offering.

On May 14, 2015 we terminated for cause the CIM Securities LLC’ advisory and investment banking agreement.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title
17.1	Resignation Notice from John Key
17.2	Resignation Notice from Keith Simon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker Lane Exploration, Inc.

Date: May 15, 2015	By:	/s/ Steven K. Jones
Steven K. Jones
President